UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 22, 2015

NEW CENTURY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	(000-29243 )	98-0361773
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Dionysiou Solomou Street
Leona Building, Suite 501
2406 Engomi Nicosia Cyprus P.O. Box 25631 Nicosia
 (Address of principal executive offices, including zip code)

(357) 228-6626
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

 (1) Previous Independent Auditors:

a.	On July 22, 2015, the Company was informed that our registered independent public accountant, Messineo & Co., CPAs, LLC, of Clearwater Florida (“M&CO”) declined to stand for re-appointment.

b.
M&CO's report on the financial statements for the year ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2014 and through the current date, there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 17, 2015 (the date of notification), there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized M&CO to respond fully to the inquiries of the successor accountant

e.	During the years ended December 31, 2014 and 2013 and the interim period through July 22, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.
The Company provided a copy of the foregoing disclosures to M&CO prior to the date of the filing of this Report and requested that M&CO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.
On July 30, 2015, the Company engaged Anton & Chia, LLP (“A&C”) of Newport Beach CA, as its new registered independent public accountant. During the years ended December 31, 2014 and 2013 and prior to July 24, 2015 (the date of the new engagement), we did not consult with A&C regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by A&C, in either case where written or oral advice provided by A&C would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Report

On Dec 16, 2015, New Century Resources Corporation (“Company”) received notice from the U.S. Securities and Exchange Commission (“SEC”) informing the Company that effective Dec 16, 2015, the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of our independent auditor Messineo & Co., CPAs, LLC (“MC&O”).  As a result of the revocation, the Company can no longer include the audit reports of M&CO in the Company's filings with the SEC and, in addition, the Company will be required to have its financial statements for the year ended December 31, 2014 re-audited by a firm that is registered with the PCAOB.

Other than an explanatory paragraph included in M&CO’s audit reports for the Company's fiscal year ended December 31, 2014 and 2013 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of M&CO on the Company's financial statements for the last two fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2014 and 2013, and through July 22, 2015, there were no disagreements with M&CO on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to M&CO’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's consolidated financial statements for such years.

In addition, the Company believes there were no other reportable events as defined in Item 304 of Regulation S-K.

The Company has provided M&CO with a copy of the foregoing statements and requested that they provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements.  A copy of the original letter from M&CO to the Securities and Exchange Commission filed on July 27, 2015 is filed hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

a.	None
b.	Exhibits
NUMBER	EXHIBIT
16.1	Letter from Messineo & Co., CPAs, LLC, dated July 24, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Resources Corporation

Dated: December 16, 2015	/s/ George Christodoulou
George Christodoulou Principal Executive and Principal Accounting Officer